LORD ABBETT RESEARCH FUND Lord Abbett Capital Structure Fund Supplement dated July 25, 2012 to the Summary Prospectus and Prospectus dated April 1, 2012	LORD ABBETT SERIES FUND Capital Structure Portfolio Supplement dated July 25, 2012 to the Summary Prospectus and Prospectus dated May 1, 2012

This Supplement updates certain information contained in each of Capital Structure Fund’s and Capital Structure Portfolio’s Summary Prospectus and Prospectus. Please review this important information carefully.

At a meeting held on July 19, 2012, the Fund’s Board of Directors approved a proposal from the Fund’s investment adviser, Lord, Abbett & Co. LLC, to reposition the Fund so that it will pursue its investment objective by employing a domestic dividend-oriented equity strategy and discontinue its present strategy of investing in a mix of equity and fixed income securities. As part of this repositioning, the Fund will become one of Lord Abbett’s Calibrated Funds, which utilize fundamental research and quantitative analysis as part of their investment process. Therefore, the Fund’s name, principal investment strategies, risk profile, and portfolio managers, among other things, will change. Lord Abbett expects that, to the extent it is consistent with its current prospectus, the Fund will gradually transition to the new investment strategy, and that these changes will fully take effect on or about September 27, 2012. At that time, the Fund will provide shareholders with a new prospectus containing more information about these and other characteristics of the Fund.

The following changes will take effect on or about September 27, 2012:

•       Name Change. To better reflect the new investment strategy, Capital Structure Fund will be renamed “Lord Abbett Calibrated Dividend Growth Fund” and Capital Structure Portfolio will be renamed “Calibrated Dividend Growth Portfolio.”

•        Change to Principal Investment Strategies. It is expected that the Fund will invest substantially all of its assets in equity securities. The Fund will focus on equity securities of large and mid-sized companies that have a history of increasing dividends and that have the potential for capital appreciation. The Fund’s portfolio management team will select the Fund’s investments using a combination of fundamental research and quantitative analysis.

•        Change to Principal Risks. As a result of the change in investment approach, the Fund will be more exposed to the risks of investing in equity securities. In addition, the Fund will be exposed to the following new risks:

o	Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market.

o	Dividend Risk: Dividend paying securities may become less available for purchase, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. In addition, a company’s dividend payments may vary over time, and there is no guarantee that a company will pay a dividend at all.

•        New Portfolio Managers. Walter H. Prahl and Frederick J. Ruvkun, each a Partner and Director of Lord Abbett, will be the portfolio managers who are jointly and primarily responsible for the Fund’s day-to-day management.

If you have questions regarding the changes described above, please contact your financial intermediary or call the Fund at 888-522-2388. More information about the Fund, including copies of the Fund’s Summary Prospectus and Prospectus, is available free of charge at www.lordabbett.com or by calling 888-522-2388.

Please retain this document for your future reference.